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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the Registration Statement of Sequoia Software Company, Inc. on Form S-1 of our report dated February 5, 1999, on our audit of the financial statements of Radian Systems, Inc. as of December 31, 1998 and for the year then ended.

                                               /s/ KELLER BRUNER & COMPANY, LLP



February 3, 2000